ABERDEEN FUNDS

Aberdeen Global Equity Fund

Supplement dated May 31, 2019 to the Prospectus dated February 28, 2019,

as supplemented to date (the “Prospectus”)

Effective June 1, 2019, the MSCI All Country World Index will replace the MSCI World Index as the Fund’s primary benchmark.  Accordingly, effective June 1, 2019, the following replaces the second paragraph in the section entitled “Summary — Aberdeen Global Equity Fund — Performance” in the Prospectus beginning on page 25:

The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index and the MSCI World Index. Effective June 1, 2019, the MSCI All Country World Index replaced the MSCI World Index as the Fund’s primary benchmark. The Adviser believes that the MSCI All Country World Index is a more meaningful comparison given the nature of the emerging markets exposure of the Fund’s holdings. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Additionally, effective June 1, 2019, the following replaces the table in the section entitled “Summary — Aberdeen Global Equity Fund — Performance — Average Annual Total Returns as of December 31, 2018” in the Prospectus beginning on page 25:

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	-16.78%	-0.72%	6.02%
Class A shares — After Taxes on Distributions	-18.67%	-2.06%	4.97%
Class A shares — After Taxes on Distributions and Sales of Shares	-8.94%	-0.79%	4.53%
Class C shares — Before Taxes	-13.07%	-0.20%	5.95%
Class R shares — Before Taxes	-12.06%	0.12%	6.36%
Institutional Class shares — Before Taxes	-11.39%	0.78%	6.97%
Institutional Service Class shares — Before Taxes	-11.45%	0.78%	6.90%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-8.93%	4.82%	10.05%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-8.20%	5.14%	10.29%

This supplement is dated May 31, 2019.

Please retain this supplement for future reference.